UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant o

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☐	Definitive Proxy Statement
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Cardiff Oncology, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED AUGUST [ ], 2026

Cardiff Oncology, Inc.

11055 Flintkote Avenue

San Diego, CA 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on October [ ], 2026

Dear Stockholder:

We are pleased to invite you to attend the special meeting of stockholders (the “Special Meeting”) of Cardiff Oncology, Inc. (“Cardiff” or the “Company”), which will be held on October [ ], 2026 at 8:00 a.m. local time at our offices, located at 11055 Flintkote Avenue, San Diego, CA 92121, for the following purposes:

1.
To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 170,000,000 to 320,000,000 and increase the number of authorized shares of our common stock from 150,000,000 to 300,000,000 (Proposal 1); and
2.
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of Proposal 1 (Proposal 2).

Cardiff Oncology's Board of Directors has fixed the close of business on August [ ], 2026 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Special Meeting to our stockholders. Registration and seating will begin at 7:30 a.m. Shares of common stock can be voted at the Special Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Special Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. If you do not plan on attending the Special Meeting, please vote as soon as possible ether by internet or mail. Even if you do plan to attend the Special Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Special Meeting. Your vote is very important.

If you have any questions or need assistance voting your shares, please call Alliance Advisors, LLC at:

Alliance Advisors, LLC

150 Clove Road, Suite 400

Little Falls, NJ 07424

North American Toll Free Phone:

1-(833)-218-4471

Email: CRDF@allianceadvisors.com

Call Collect Outside North America: +1 (209) 637-2966

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October [ ], 2026 at 8:00 a.m. local time at 11055 Flintkote Avenue, San Diego, CA 92121.

The proxy statement is available at [ ].

By the Order of the Board of Directors

/s/ Dr. Rodney S. Markin MD, Ph.D.
Dr. Rodney S. Markin MD, Ph.D.
Chairman of the Board of Directors

Dated: August [ ], 2026

Whether or not you expect to attend the Special Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save Cardiff Oncology the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Page
PROPOSAL 1: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK AND COMMON STOCK	9
PROPOSAL 2: ADJOURNMENT PROPOSAL	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	13
OTHER MATTERS	14
ADDITIONAL INFORMATION	14
APPENDIX A: CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CARDIFF ONCOLOGY, INC.	16
PROXY CARD	17

Cardiff Oncology, Inc.

11055 FLINTKOTE AVENUE

SAN DIEGO, CA 92121

PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON October [ ], 2026

The Board of Directors (the “Board”) of Cardiff Oncology, Inc. (“Cardiff” or the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders (the “Special Meeting”) to be held at our offices, located at 11055 Flintkote Avenue, San Diego, CA 92121, on October [ ], 2026, at 8:00 a.m. local time, including at any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about August [ ], 2026 to our beneficial owners and stockholders of record who owned our common stock at the close of business on August [ ], 2026. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes the stockholder’s election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Special Meeting?

The Special Meeting will be held on October [ ], 2026, at 8:00 a.m. local time at our offices, located at 11055 Flintkote Avenue, San Diego, CA 92121. Directions to the Special Meeting may be found at the back of this Proxy Statement. Information on how to vote in person at the Special Meeting is discussed below.

Who May Attend the Special Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Who is Entitled to Vote?

The Board has fixed the close of business on August [ ], 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were [ ] shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are two (2) matters scheduled for a vote:

1.
To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 170,000,000 to 320,000,000 and increase the number of authorized shares of our common stock from 150,000,000 to 300,000,000 (Proposal 1); and
2.
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of Proposal 1 (Proposal 2).

What if another matter is properly brought before the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.
Vote by Internet. The website address for Internet voting is on your proxy card.
2.
Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.
Vote in person. Attend and vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.
Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.
Vote by mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.
Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Special Meeting and on all matters incident to the conduct of the Special Meeting. If you are a registered stockholder and attend the Special Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Special Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, [ ] shares must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, either the chairperson of the Special Meeting or our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count votes “FOR,” “AGAINST,” “ABSTAIN,” and, if applicable, broker non-votes.

What is a Broker Non-Vote?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders. We believe that Proposal 1 and Proposal 2 will be considered “routine” matters, and that accordingly brokers or nominees will be able to vote shares in the absence of instructions. While we believe that Proposal 1 is a “routine” matter, the Company is aware of situations where proposals similar to Proposal 1 have been classified as “non-routine” proposals. If Proposal 1 is classified as a “non-routine” proposal, brokers may not vote on Proposal 1 if they do not receive voting instructions from the beneficial owner.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting. However, our By-Laws provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Adoption and Approval of an Amendment to Our Amended and Restated Certificate of Incorporation

The affirmative vote of the holders of shares representing a majority in voting power of the shares of stock of the Company present in person or by proxy and entitled to vote on Proposal 1 will be required for the approval of Proposal 1.

Approval of the Adjournment of the Special Meeting

The affirmative vote of the holders of shares representing a majority in voting power of the shares of stock of the Company present in person or by proxy and entitled to vote on Proposal 2 will be required for the approval of Proposal 2.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Cardiff Oncology, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121, Attention: Secretary, or by facsimile at 858-952-7571. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Alliance Advisors, LLC as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Meeting. If you have any questions or require any assistance with completing your proxy, please contact Alliance Advisors by telephone (toll-free within North America) at 1-(833)-218-4471 or (call collect outside North America) at +1 (209) 637-2966 or by email at CRDF@allianceadvisors.com.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Special Meeting.

How can I Find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2027 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) must be submitted in writing to our Secretary at 11055 Flintkote Avenue, San Diego, CA 92121, and received no later than December 24, 2026, to be includable in our proxy statement and related proxy for the 2027 Annual Meeting. However, if the date of the 2027 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 11, 2027, to be considered for inclusion in proxy materials for our 2027 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary at 11055 Flintkote Avenue, San Diego, CA 92121, a reasonable time before we begin to print and send our proxy materials for the 2027 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you wish to submit a proposal that is not to be included in the proxy materials for the 2027 Annual Meeting, your proposal must be submitted in writing to our Secretary at 11055 Flintkote Avenue, San Diego, CA 92121 by December 24, 2026. However, if the date of the 2027 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 11, 2027, to be brought before our 2027 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 11055 Flintkote Avenue, San Diego, CA 92121, a reasonable time before we begin to print and send our proxy materials for the 2027 Annual Meeting.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Special Meeting?

Members of the Board and executive officers of Cardiff Oncology have an interest in Proposal 1, the adoption and approval to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our capital stock and the increase of the number of authorized shares of common stock. Members of the Board and executive officers of Cardiff Oncology have an interest in Proposal 2, the approval to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of Proposal 1.

PROPOSAL 1

ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK AND COMMON STOCK

On August 12, 2026, our board of directors approved and declared advisable an amendment to our Amended and Restated Certificate of Incorporation, as amended, or our Certificate of Incorporation, to increase the number of authorized shares of our capital stock from 170,000,000 to 320,000,000 and increase the number of authorized shares of our common stock from 150,000,000 to 300,000,000. Our Certificate of Incorporation currently authorizes 170,000,000 shares of capital stock, consisting of 150,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. The proposed amendment is subject to stockholder approval and adoption and would not increase or otherwise affect our authorized preferred stock. Our common stock is all a single class, with equal voting, dividend and liquidation rights. The additional shares of capital stock, consisting of shares of common stock to be authorized by adoption of the amendment, would have rights identical to our currently outstanding common stock.

A copy of the amendment to our Certificate of Incorporation is attached as Appendix A to this Proxy Statement. If our stockholders adopt and approve this Proposal 1, subject to the discretion of the board of directors, we will file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable.

Purpose

Our board of directors believes that it is in the best interests of our Company and our stockholders to increase the number of authorized shares of our common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable the Company, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes. As required under the Securities Purchase Agreement entered into on July 14, 2026 in connection with the Company's financing transaction, the Board of Directors is submitting this proposal to stockholders to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

•
partnerships, collaborations and other similar transactions;
•
strategic investments or acquisitions of other businesses or assets;
•
outstanding warrants convertible to common stock;
•
financing transactions, such as public or private offerings of common stock or convertible securities, including under our sales agreement, or the Open Market Sales Agreement, with Jefferies LLC, or Jefferies;
•
our equity incentive plans; and
•
other corporate purposes that have not yet been identified.

We currently have no specific plans, arrangements or understandings to issue additional shares of common stock, except for the issuance of common stock pursuant to our equity incentive plans or in connection with the exercise and vesting of our outstanding options, upon the exercise of our outstanding warrants, and any potential issuances under the Open Market Sales Agreement and our universal shelf registration statement as described below. However, the availability of additional shares of common stock for issuance is, in management’s view, prudent and will afford us flexibility in acting upon financing transactions to strengthen our financial position and/or partnerships, collaborations or similar opportunities that may arise.

We currently have on file with the SEC a universal shelf registration statement which allows us to offer and sell up to $400 million of registered common stock, preferred stock, debt securities, warrants, subscription rights and/or units from time to time pursuant to one or more offerings at prices and terms to be determined at the time of sale. In addition, we have entered into the Open Market Sale Agreement with Jefferies, as sales agent, pursuant to which we may offer and sell shares of our common stock under such registration statement with an aggregate offering price of up to $150 million under an “at-the-market” offering program. To date, we have sold 132,274 shares of common stock pursuant to the Open Market Sales Agreement for proceeds of $0.2 million, net of commission paid, but excluding transaction expenses. We may choose to sell shares of our common stock pursuant to the Open Market Sales Agreement in the future.

As of August [ ], 2026, a total of [__] shares of common stock were issued and outstanding, and excludes, as of such date:

•
[ ] shares of common stock issuable upon exercise of warrants with a weighted average exercise price of $[ ];
•
[ ] shares of common stock issuable upon exercise of options with a weighted average exercise price of $[ ];
•
[ ] shares of common stock reserved for future issuance under our 2021 Omnibus Equity Incentive Plan; and
•
877 shares of common stock issuable upon conversion of our outstanding shares of Series A convertible preferred stock, or our Series A Convertible Preferred Stock.

Possible Effects of the Amendment

If the amendment to our Certificate of Incorporation is adopted, approved and effected, the additional authorized shares of common stock would be available for issuance at the discretion of our board of directors and without further stockholder approval, except as may be required by law or the rules of the Nasdaq Capital Market on which our common stock is listed. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. Holders of our common stock have no preemptive rights.

The issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company. We are not aware of any attempts on the part of a third party to effect a takeover of the Company, and the amendment to our Certificate of Incorporation has been proposed for the reasons stated above and not with the intention that any increase in the authorized shares of common stock be used as a type of anti-takeover device.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on any future earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that if this amendment is adopted, approved and filed with the Secretary of State of the State of Delaware, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

Reservation of Right to Abandon the Amendment

Although we presently intend to effect the increase in authorized shares of capital stock and common stock contemplated by this Proposal 1, notwithstanding stockholder adoption and approval of this proposal, our board of directors will have discretion as to whether to effect the increase in authorized shares of capital stock and common stock and reserves the right to abandon the amendment to our Certificate of Incorporation without any further action by our stockholders if at any time prior to the filing or effectiveness of the certificate of amendment, our board of directors determines, in its sole discretion, that the increase in authorized shares of capital stock and common stock is no longer in the best interests of our Company and our stockholders. By voting in favor of Proposal 1, stockholders are also expressly authorizing our board of directors to determine not to proceed with, or abandon, the increase in authorized shares of capital stock and common stock if it should so decide.

Board Recommendation

OUR BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION AND APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK FROM 170,000,000TO 320,000,000 AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 150,000,000 TO 300,000,000 IS IN THE BEST INTERESTS OF THE COMPANY AND OUR STOCKHOLDERS AND, THEREFORE, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2: ADJOURNMENT PROPOSAL

Our board of directors believes that if the number of votes cast at the Special Meeting is insufficient to adopt and approve Proposal 1, it may be in the best interests of the stockholders to enable our board of directors to continue to seek to obtain a sufficient number of additional votes to adopt and approve Proposal 1.

In this Proposal 2, we are asking stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1.

Additionally, approval of this Proposal 2 could mean that, in the event we have not received sufficient votes to adopt and approve Proposal 1, or we have received proxies indicating that a majority in voting power of the votes to be cast by holders of our common stock will vote against Proposal 1, we could adjourn the Special Meeting and any adjourned session of the Special Meeting without a vote on Proposal 1 and use the additional time to solicit the holders of those shares to change their vote in favor of Proposal 1.

The adjourned meeting may take place without further notice other than by an announcement made at the Special Meeting. Additionally, in a subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to such meeting. However, if the Special Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the vote on the proposals.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of August [ ], 2026 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage (2)
Executive officers and directors(1):
Dr. James O. Armitage	[ ]	(3)	[ ]
Mark Erlander, Ph.D.	[ ]	(4)	[ ]
James Levine	[ ]	(5)	[ ]
Dr. Rodney S. Markin, M.D., Ph.D.	[ ]	(6)	[ ]
Mani Mohindru, Ph.D.	[ ]	(7)	[ ]
Gary W. Pace, Ph.D.	[ ]	(8)	[ ]
Roger Sidhu, MD, FRCPC	[ ]	(9)	[ ]
Renee P. Tannenbaum, Pharm.D.	[ ]	(10)	[ ]
Lâle White	[ ]	(11)	[ ]
All Officers and Directors as a Group (9 persons)	[ ]		[ ]

* less than 1%

(1)
The address of each person is c/o Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121 unless otherwise indicated herein.
(2)
The calculation in this column is based upon [ ] shares of common stock outstanding on August [ ], 2026. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of August [ ], 2026 are deemed to be beneficially owned by the person for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.
(3)
Includes [ ] shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after August [ ], 2026. Dr. Armitage has direct ownership of [ ] shares of Common Stock, and indirect ownership of [ ] shares of Common Stock through the Shirley Young Revocable Trust, Shirley Young is the wife of Dr. Armitage.
(4)
Includes [ ] shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after August [ ], 2026. Dr. Erlander left the Company in January 2026 as CEO and resigned as a director in March 2026. The Company entered into a consulting services agreement with Dr. Erlander which expired in June 2026.
(5)
Includes [ ] shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after August [ ], 2026. Mr. Levine has direct ownership of [ ] shares of common stock, and indirect ownership of [ ] shares of Common Stock owned by his wife. Mr. Levine left the Company in January 2026.
(6)
Includes [ ] shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after August [ ], 2026. Dr. Markin has direct ownership of [ ] shares of common stock, and indirect ownership of [ ] shares of Common Stock through Prairie Ventures LLC.
(7)
Includes [ ] shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after August [ ], 2026. Dr. Mohindru was appointed as our CEO in January 2026.
(8)
Includes [ ] shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after August [ ], 2026.
(9)
Includes [ ] shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after August [ ], 2026.
(10)
Includes [ ] shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after August [ ], 2026.
(11)
Includes [ ] shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after August [ ], 2026.

OTHER MATTERS

Cardiff Oncology has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Special Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies. We will pay a fixed fee plus reasonable out-of-pocket charges.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, Cardiff Oncology will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (858) 952-7570, or submit a request in writing to our Secretary, c/o Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

By Order of the Board of Directors

/s/ Dr. Rodney S. Markin MD, Ph.D.
Dr. Rodney S. Markin MD, Ph.D.
Chairman of the Board of Directors

August [ ], 2026

Directions to the Special Meeting of Stockholders of Cardiff Oncology, Inc.

Cardiff Oncology, Inc.

11055 Flintkote Avenue

San Diego, CA 92121

From the North (Los Angeles/Orange County/Carlsbad)

Take 5 Fwy South. Take CARMEL MOUNTAIN ROAD exit.

Turn Left on CARMEL MOUNTAIN ROAD—go 0.3 miles

Turn Right on VISTA SORRENTO PARKWAY—go 1.4 miles

Turn Right on SORRENTO VALLEY BOULEVARD —go 0.2 miles

Turn Right on ROSELLE STREET —go 0.3 miles

Turn Left on DUNHILL STREET — go 0.2 miles

Arrive at 11055 FLINTKOTE AVENUE, on the RIGHT

From the South (La Jolla/San Diego International Airport Airport/Chula Vista)

Take 5 Fwy North. Take SORRENTO VALLEY ROAD exit.

Turn Left on ROSELLE STREET —go 0.3 miles

Turn Left on DUNHILL STREET — go 0.2 miles

Arrive at 11055 FLINTKOTE AVENUE, on the RIGHT

Appendix A

Certificate of Amendment of Amended and Restated Certificate of Incorporation of Cardiff Oncology, Inc.

Under Section 242 of the Delaware General Corporation Law

Cardiff Oncology, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing Paragraph “FOURTH (a)”, so that, as amended, said Paragraph “FOURTH (a)” shall be and read as follows:

FOURTH: (a) The total number of shares of capital stock which this Corporation is authorized to issue is three hundred twenty million (320,000,000) shares, of which:

(i) three hundred million (300,000,000) shares shall be designated as Common Stock, and shall have a par value of $.0001 per share;

(ii) twenty million (20,000,000) shares shall be designated as Preferred Stock, and shall have a par value of $.001 per share; and

2. This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation law of the State of Delaware. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. A special meeting of stockholders was duly called upon notice in accordance with Section 222 of the General Corporation law of the State of Delaware and held on October __, 2026, at which meeting the necessary number of shares were voted in favor of the proposed amendment. The stockholders of the Corporation duly adopted this Certificate of Amendment.

IN WITNESS WHEREOF, I have signed this Certificate this day of , 2026

Mani Mohindru
Chief Executive Officer

PROXY CARD

CARDIFF ONCOLOGY, INC.

PROXY FOR SPECIAL MEETING TO BE HELD ON October [ ], 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Mani Mohindru and Brigitte Lindsay, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Cardiff Oncology, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Special Meeting of Stockholders to be held on October [ ], 2026 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on October [ ], 2026 at 8:00 a.m. local time at the Company’s offices located at 11055 Flintkote Avenue, San Diego, CA 92121. The proxy statement is available at [ ].

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of Cardiff Oncology, Inc. to be held at Cardiff Oncology's offices located at 11055 Flintkote Avenue, San Diego, CA 92121, on October [ ], 2026, beginning at 8:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1. the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 170,000,000 to 320,000,000 and increase the number of authorized shares of our common stock from 150,000,000 to 300,000,000 .

FOR ☐	AGAINST ☐	ABSTAIN ☐

2. The approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of Proposal 1.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:	, 2026

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.
VIA INTERNET:

Login to [ ]

Enter your control number (12 digit number located below)

2.
VIA MAIL:

Pacific Stock Transfer Company

c/o Proxy Department

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. (EDT),

prevailing time, on October [ ], 2026.